                                                                 EXHIBIT 10.31.5


                            THIRD AMENDMENT TO LOAN AGREEMENT

THIRD AMENDMENT TO LOAN AGREEMENT (this "Amendment") made the 18th day of February, 2004, by each of the entities identified on Schedule I attached hereto, each having an address at c/o FelCor Lodging Trust Incorporated, 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062 (individually and collectively, as the context may require, "Owner"), each of the entities identified on Schedule II attached hereto, each having an address at c/o FelCor Lodging Trust Incorporated, 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062 (individually and collectively, as the context may require, "Operating Lessee"), FCH/DT BWI HOLDINGS, L.P., a Delaware limited partnership ("FCH LP"), FELCOR/JPM BWI HOTEL, L.L.C., a Delaware limited liability company ("FCH LLC"), FCH/DT BWI HOTEL, L.L.C., a Delaware limited liability company ("FCH Hotel"; together with FCH LP and FCH LLC, "FelCor BWI"), FELCOR LODGING LIMITED PARTNERSHIP, a Delaware limited partnership, having an address at c/o FelCor Lodging Trust Incorporated, 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062 ("FelCor Lodging"; Owner, Operating Lessee, FelCor BWI and FelCor Lodging hereinafter referred to, individually and collectively, as the context may require, as "Loan Party"), and JPMORGAN CHASE BANK, a New York banking corporation, having an address at 270 Park Avenue, New York, New York 10017 ("Lender").

                                    RECITALS:

         Lender has made a loan (the "Loan") in the principal amount of TWO HUNDRED MILLION AND 00/100 DOLLARS ($200,000,000.00), or so much thereof as may be advanced pursuant to a Loan Facility Agreement, dated June 18, 2003 (the "Original Loan Agreement"), as amended by that certain First Amendment to Note, Loan Agreement, Environmental Indemnity Agreement and Other Loan Documents, dated July 31, 2003 (the "First Amendment"), as further amended by that certain Second Amendment to Note, Loan Agreement, Environmental Indemnity Agreement and Other Loan Documents, dated October 23, 2003, (the "Second Amendment"; the Original Loan Agreement, together with the First Amendment and Second Amendment, and as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement"), which Loan is evidenced by the Note and secured by, among other things, the Security Instruments.

         Loan Party and Lender have agreed in the manner hereinafter set forth to correct the terms and provisions of the Loan Agreement to confirm certain obligations of Lender and Loan Party under the Loan Agreement, effective as of October 23, 2003, and to make certain additional amendments to the Loan Agreement, as hereinafter set forth. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

         In consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto consent and agree as follows:

         1. The definition of "Spread Adjustment" in Section 1.1 of the Loan Agreement entitled "DEFINITIONS" is hereby deleted in its entirety and replaced with the following text:

                   "Spread Adjustment" shall mean the positive or negative addition to the applicable interest rate and shall be calculated by Lender in its sole discretion (and disclosed to Borrower) based on market fluctuations in underlying commercial mortgage backed securities bond spreads. In order to calculate the Spread Adjustment, (i) in connection with a Conversion, Lender shall compare the weighted average fixed rate conduit loan spread on the Closing Date, as shown on EXHIBIT F hereto, to the weighted average fixed rate conduit loan spread from the most recent Conduit Securitization (the "Current Fixed Rate Spread") closed (A) with respect to that portion of such conduit loans rated at least Investment Grade, in the "new issue" commercial mortgage backed securities market (as determined by Lender) and (B) with respect to that portion of such conduit loans not rated at least Investment Grade, by Lender and (ii) in connection with a Floating Rate Conversion, Lender shall compare the weighted average large loan floating rate spread on the Closing Date, as shown on EXHIBIT F hereto, to the weighted average large loan floating rate spread from the most recent Floating Rate Securitization (the "Current Floating Rate Spread") closed in the "new issue" commercial mortgage backed securities market (as determined by Lender). Notwithstanding the foregoing, in the event that Lender determines that a material adverse change has occurred in the commercial mortgage backed securities market (a "CMBS Market MAC") and no Conduit Securitization or Floating Rate Securitization, as applicable, has occurred since the date of such CMBS Market MAC, Lender shall determine the Current Fixed Rate Spread or Current Floating Rate Spread, as applicable, as follows:

                  (a) AAA spreads shall be based on then current AAA spreads reflected in the secondary CMBS market (as opposed to using spreads from the "new issue" market), as determined by Lender;

                  (b) Lender shall compare AAA spreads (as determined in (a) above) to the "new issue" spreads on such bonds from the most recent securitization which occurred prior to the CMBS Market MAC. Lender shall compute the percentage increase or decrease between such amounts. In the event such amount is a positive number, such percentage shall be added to 100% (the resulting total, the "Positive Adjustment Factor"). In the event such amount is a negative number, such percentage shall be deducted from 100% (the resulting total, the "Negative Adjustment Factor"). By way of example, in the event that (i) "new issue" fixed rate conduit AAA spreads from the most recent securitization prior to a CMBS Market MAC were 33 basis points and (ii) fixed rate conduit AAA spreads in the secondary market following a CMBS Market MAC have increased to 40 basis points, then the percentage increase between such amounts would be 21% and the Positive Adjustment Factor would therefore equal 121%.

                  (c) All remaining bond classes used to determine the Current Fixed Rate Spread or Current Floating Rate Spread, as applicable, shall be based on the "new issue" spreads for such bonds from the most recent securitization which occurred prior to the CMBS Market MAC, provided however, that such spreads shall be multiplied by the Positive Adjustment Factor or Negative Adjustment Factor (whichever is applicable). Continuing the example from (b) above, in the event that AA spreads from the most recent securitization prior to the CMBS Market MAC were 41 basis points, in calculating the Current Fixed Rate Spread, Lender would multiply the 41 basis points by the Positive Adjustment
                  Factor (121% in this example) and therefore use 49.6 basis points as the AA spread.

The determination of the Spread Adjustment by Lender shall be conclusive absent manifest error. For illustration purposes only, a hypothetical calculation of the Spread Adjustment is attached as EXHIBIT F hereto.

         2. Any and all references to "FelCor TRS Holdings, L.P." in any of the Loan Documents, or in any instruments or documents delivered to Lender by or on behalf of Loan Party, should have been, and hereby are, corrected to read "DJONT Operations, L.L.C.," which is (i) a Delaware limited liability company that is a wholly-owned subsidiary of FelCor TRS Holdings, L.P., and (ii) the proper owner (directly or indirectly) of 100% of the equity interests in each Operating Lessee. Borrower shall promptly deliver to Lender corrected certificates or exhibits to such instruments or document necessary to memorialize such corrections.

         3. Section 2.3.2(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following text:

                If at any time, the outstanding principal balance of the Loan shall exceed the then Available Facility Amount, Borrower shall be required to (i) prepay the Loan (within five (5) Business Days of written notice from Lender), without penalty or premium, such that the Available Facility Amount shall equal the outstanding balance of the Loan or (ii) within forty-five (45) calendar days of written notice from Lender, encumber not more than two (2) additional Properties by the Lien of the Security Instruments, which Properties shall be satisfactory to Lender and comply with the provisions of Section 2.7 hereof (other than subsection 2.7(c)(v) thereof) such that the Available Facility Amount shall equal or exceed the outstanding balance of the Loan. Notwithstanding the foregoing, in connection with the addition of any Properties pursuant to subsection 2.3.2(a)(ii) above, such additional Properties shall be encumbered by the Lien of the Security Instrument and the Loan Documents prior to the original Maturity Date or the Extended Maturity Date, as applicable, but in no event shall any additional Properties be added at any time after the commencement of any Lender Extension.

         4. The first paragraph of Section 9.1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following text:

                  On or before the Maturity Date or the Extended Maturity Date, as applicable, but subject to the Conversion Limitations (except to the extent expressly waived in writing by Borrower), Lender shall, in one or a series of transactions, convert the outstanding balance of the Loan to one or more Fixed Rate CMBS Loans (each, a "Conversion") subject to the terms and conditions set forth below; provided, however, Lender shall not give notice to Borrower of its intent to consummate a Conversion for a period of sixty (60) days beginning on the date Lender actually receives a Floating Rate Conversion Notice that is not expressly withdrawn in writing by Borrower. Upon Lender's exercise of a Conversion and the execution of the related Conversion Documents, the portion of the Loan that is the subject of such Conversion shall automatically convert into a Fixed Rate CMBS Loan and the Property secured thereby shall no longer be deemed a Property hereunder. Except to the extent expressly waived in writing by Borrower, Lender shall not have the right to exercise a Conversion unless and until the conditions in subsection (i), (ii) and (iii) below have been satisfied.

         5. FelCor Lodging hereby ratifies and confirms that it absolutely and unconditionally guarantees to Lender the prompt and unconditional payment of all obligations and liabilities of Borrower for which Borrower shall be personally liable pursuant to Section 9.4 of the Loan Agreement, as amended by this Amendment.

         6. Loan Party acknowledges that, except as expressly set forth herein, nothing contained herein shall be construed to relieve Loan Party from its respective obligations under the Note, the Loan Agreement, the Security Instruments, the Environmental Indemnity and the other Loan Documents. Lender acknowledges that, except as expressly set forth herein, nothing contained herein shall be construed to relieve Lender from its obligations under the Loan Documents.

         7. Loan Party ratifies and confirms to Lender as of the date hereof that, except as otherwise expressly and specifically modified by this Amendment, all of the terms, covenants, indemnifications and provisions of the Note, the Loan Agreement, the Security Instruments, the Environmental Indemnity and the other Loan Documents are and shall remain in full force and effect without change except as otherwise expressly and specifically modified by this Amendment.

         8. Loan Party represents, warrants and covenants that Loan Party has full power, authority and legal right to execute this Amendment and to keep and observe all of the terms of this Amendment on its part to be observed or performed. Lender represents, warrants and covenants that Lender has full power, authority and legal right to execute this Amendment and to keep and observe all of the terms of this Amendment on its part to be observed or performed.

         9. In the event of any conflict or ambiguity between the terms, covenants and provisions of this Amendment and those of the Loan Agreement and the other Loan Documents, the terms, covenants and provisions of this Amendment shall control.

         10. This Amendment may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, waiver, change or termination is sought.

         11. This Amendment shall be binding upon and inure to the benefit of Loan Party, Lender and their respective successors and assigns.

         12. This Amendment maybe executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

         13. If any term, covenant or condition of this Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such provision.

         14. This Amendment shall be governed by and construed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.

                         [NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, Loan Party and Lender have executed this Amendment the day and year first above written.

                                         OWNER

                                         FELCOR/JPM ATLANTA CP HOTEL, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer



                                         FELCOR/JPM ATLANTA ES HOTEL, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer



                                         FELCOR/JPM AUSTIN HI HOLDINGS, L.P., a
                                         Delaware limited partnership


                                         By: FELCOR/JPM AUSTIN HI HOTEL,
                                             L.L.C., a Delaware limited
                                             liability company, its general
                                             partner


                                             By: /s/ ANDREW J. WELCH
                                                 -------------------------------
                                                 Andrew J. Welch
                                                 Senior Vice President and
                                                 Treasurer


                                         FELCOR/JPM AUSTIN HOLDINGS, L.P., a
                                         Delaware limited partnership


                                         By: FELCOR/JPM AUSTIN HOTEL, L.L.C., a
                                             Delaware limited liability company,
                                             its general partner


                                             By: /s/ ANDREW J. WELCH
                                                 -------------------------------
                                                 Andrew J. Welch
                                                 Senior Vice President and
                                                 Treasurer

                                         FELCOR/JPM BOCA RATON HOTEL, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer


                                         FELCOR/JPM DENVER HOTEL, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer




                                         FELCOR/JPM LBV HOTEL, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer



                                         FELCOR/JPM MANDALAY HOTEL, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer



                                         FELCOR/JPM ORLANDO HOTEL, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer

                                         FELCOR/JPM ORLANDO I-DRIVE HOTEL,
                                         L.L.C., a Delaware limited liability
                                         company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer


                                         FELCOR/JPM PHOENIX HOTEL, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer


                                         FELCOR/JPM TROY HOTEL, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer


                                         FELCOR/JPM WILMINGTON HOTEL, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer

                                         OPERATING LESSEE:

                                         DJONT/JPM ATLANTA CP LEASING, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer


                                         DJONT/JPM ATLANTA ES LEASING, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer


                                         DJONT/JPM AUSTIN HI LEASING, L.P., a
                                         Delaware limited partnership

                                         By: DJONT/JPM AUSTIN HI TENANT CO.,
                                             L.L.C., a Delaware limited
                                             liability company, its general
                                             partner


                                             By: /s/ ANDREW J. WELCH
                                                 -------------------------------
                                                 Andrew J. Welch
                                                 Senior Vice President and
                                                 Treasurer


                                         DJONT/JPM AUSTIN LEASING, L.P., a
                                         Delaware limited partnership

                                         By: DJONT/JPM AUSTIN TENANT CO.,
                                             L.L.C., a Delaware limited
                                             liability company, its general
                                             partner


                                             By: /s/ ANDREW J. WELCH
                                                 -------------------------------
                                                 Andrew J. Welch
                                                 Senior Vice President and
                                                 Treasurer

                                         DJONT/JPM BOCA RATON LEASING, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer


                                         DJONT/JPM BWI LEASING, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer


                                         DJONT/JPM DENVER LEASING, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer


                                         DJONT/JPM LBV LEASING, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer


                                         DJONT/JPM MANDALAY LEASING, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer

                                         DJONT/JPM ORLANDO I-DRIVE LEASING,
                                         L.L.C., a Delaware limited liability
                                         company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer

                                         DJONT/JPM ORLANDO LEASING, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer


                                         DJONT/JPM PHOENIX LEASING, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer


                                         DJONT/JPM TROY LEASING, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer


                                         DJONT/JPM WILMINGTON LEASING, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer

                                         FELCOR LODGING:

                                         FELCOR LODGING LIMITED PARTNERSHIP, a
                                         Delaware limited partnership

                                         By: FELCOR LODGING TRUST
                                             INCORPORATED, a Maryland
                                             corporation, its general partner

                                             By: /s/ ANDREW J. WELCH
                                                 -------------------------------
                                                 Andrew J. Welch
                                                 Senior Vice President and
                                                 Treasurer

                                         FELCOR BWI:

                                         FELCOR/JPM BWI HOTEL, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer


                                         FCH/DT BWI HOTEL, L.L.C., a Delaware
                                         limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer


                                         FCH/DT BWI HOLDINGS, L.P., a Delaware
                                         limited liability company

                                         By: FCH/DT HOTELS, L.L.C., a Delaware
                                             limited liability company, its
                                             general partner

                                             By: /s/ ANDREW J. WELCH
                                                 -------------------------------
                                                 Andrew J. Welch
                                                 Senior Vice President and
                                                 Treasurer

                                         ACKNOWLEDGED AND AGREED:

                                         FELCOR HOTEL ASSET COMPANY, L.L.C., a
                                         Delaware limited liability company


                                         By: /s/ ANDREW J. WELCH
                                             -----------------------------------
                                             Andrew J. Welch
                                             Senior Vice President and Treasurer

                                         LENDER:

                                         JPMORGAN CHASE BANK, a New York banking
                                         corporation


                                         By: /s/ MICHAEL MESARD
                                             -----------------------------------
                                             Name:  Michael Mesard
                                             Title: Vice President

                                   SCHEDULE I
                                     OWNER

1.   FelCor/JPM Atlanta CP Hotel, L.L.C., a Delaware limited liability company

2.   FelCor/JPM Atlanta ES Hotel, L.L.C., a Delaware limited liability company

3.   FelCor/JPM Austin Holdings, L.P., a Delaware limited partnership

4.   FelCor/JPM Mandalay Hotel, L.L.C., a Delaware limited liability company

5.   FelCor/JPM Orlando Hotel, L.L.C., a Delaware limited liability company

6.   FelCor/JPM Phoenix Hotel, L.L.C., a Delaware limited liability company

7.   FelCor/JPM Wilmington Hotel, L.L.C., a Delaware limited liability company

8.   FelCor/JPM Troy Hotel, L.L.C., a Delaware limited liability company

9.   FelCor/JPM Austin HI Holdings, L.P., a Delaware limited partnership

10.  FelCor/JPM Boca Raton Hotel, L.L.C., a Delaware limited liability company

11.  FelCor/JPM Denver Hotel, L.L.C., a Delaware limited liability company

12.  FelCor/JPM LBV Hotel, L.L.C., a Delaware limited liability company

13. FelCor/JPM Orlando I-Drive Hotel, L.L.C., a Delaware limited liability company

14.  FelCor Hotel Asset Company, L.L.C., a Delaware limited liability company

                                   SCHEDULE II

                                OPERATING LESSEE

1.   DJONT/JPM Atlanta CP Leasing, L.L.C., a Delaware limited liability company

2.   DJONT/JPM Atlanta ES Leasing, L.L.C., a Delaware limited liability company

3.   DJONT/JPM Austin Leasing, L.P., a Delaware limited partnership

4.   DJONT/JPM BWI Leasing, L.L.C., a Delaware limited liability company

5.   DJONT/JPM Mandalay Leasing, L.L.C., a Delaware limited liability company

6.   DJONT/JPM Orlando Leasing, L.L.C., a Delaware limited liability company

7.   DJONT/JPM Phoenix Leasing, L.L.C, a Delaware limited liability company

8.   DJONT/JPM Wilmington Leasing, L.L.C., a Delaware limited liability company

9.   DJONT/JPM Austin HI Leasing, L.P., a Delaware limited partnership

10.  DJONT/JPM Boca Raton Leasing, L.L.C., a Delaware limited liability company

11.  DJONT/JPM Denver Leasing, L.L.C., a Delaware limited liability company

12.  DJONT/JPM LBV Leasing, L.L.C., a Delaware limited liability company

13. DJONT/JPM Orlando I-Drive Leasing, L.L.C., a Delaware limited liability company

14.  DJONT/JPM Troy Leasing, L.L.C., a Delaware limited liability company